UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 23, 2005
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement
On August 23, 2005, the Board of Directors adjusted the annual retainer for the position Lead Independent Director from $5,000 to $15,000. The following table sets forth the current components of independent director compensation:

Independent Director Annual Retainer	$45,000
Audit Committee Chair Annual Retainer	$15,000
Nominating & Corporate Governance Committee Chair Annual Retainer	$5,000
Compensation Committee Chair Annual Retainer	$5,000
Board Meeting (in person)	$2,000
Board Meeting (telephonic)	$1,000
Audit Committee Meeting (in person)	$2,000
Audit Committee Meeting (telephonic)	$1,000
Annual Stock Option Grant	7,500 shares
Initial Stock Option Grant	20,000 shares
Lead Independent Director Annual Retainer	$15,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: August 29, 2005	By:	/s/ WARREN D. EDWARDS
		Name:	Warren D. Edwards
		Title:	Executive Vice President and Chief Financial Officer

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